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                                                                    Exhibit 10.1

                    NINETEENTH AMENDMENT TO LOAN INSTRUMENTS

         THIS NINETEENTH AMENDMENT TO LOAN INSTRUMENTS (this "Nineteenth Amendment"), dated as of August 31, 1999, is among CITADEL BROADCASTING COMPANY, CITADEL LICENSE, INC., CITADEL COMMUNICATIONS CORPORATION, each a Nevada corporation, FINOVA CAPITAL CORPORATION, a Delaware corporation, in its individual capacity and as Agent for all Lenders (this and all other capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement described below, as amended), and the Lenders which are parties hereto.

                                 R E C I T A L S

         A. Borrowers, Agent and Lenders entered into an Amended and Restated Loan Agreement dated as of July 3, 1997 (as amended to the date hereof, the "Loan Agreement").

         B. Borrowers have requested the consent of Lenders to the acquisition by CBC of the capital stock of Fuller-Jeffrey Broadcasting Companies, Inc., a Maine corporation, which company owns the Property and FCC Licenses relating to radio stations WBLM (FM), licensed to Portland, Maine, WCCY (FM), licensed to Biddeford, Maine, WCYI (FM), licensed to Lewiston, Maine, WOKQ (FM), licensed to Dover, New Hampshire, WPKQ (FM), licensed to Berlin, New Hampshire, WXBB (FM), licensed to Kittery, Maine, WXBP (FM), licensed to Hampton, New Hampshire, WHOM
(FM), licensed to Mt. Washington, New Hampshire, WJBQ (FM), licensed to Portland, Maine, WCLZ (FM), licensed to Brunswick, Maine (the "Nineteenth Amendment Acquisition").

         C. Lenders have agreed to give such consent, subject to the execution of this Nineteenth Amendment and the performance of the terms and conditions set forth below.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. CONSENT TO ACQUISITION AND TRANSFER OF FCC LICENSES. Borrowers represent and warrant that (i) attached hereto as Schedule 1 is a true and correct calculation of the Adjusted Leverage Ratio after giving effect to the Nineteenth Amendment Acquisition, (ii) after giving effect to the Nineteenth Amendment Acquisition, Borrowers shall be in compliance with the requirements set forth in subsection 4.3.4 of the Loan Agreement and (iii) the FCC has issued initial orders approving the transfer of all FCC Licenses to be transferred to CLI in connection with the Nineteenth Amendment Acquisition. Lenders hereby consent to the Nineteenth Amendment Acquisition, notwithstanding that such initial orders are not final as of the closing of the Nineteenth Amendment Acquisition, provided that (i) the conditions contained in Section 4.3 of the Loan Agreement are satisfied, (ii) as of the closing of the Nineteenth Amendment Acquisition, such initial orders are in full force and effect and no objections have been filed against such initial orders and (iii) the execution and delivery to Agent of an Unwind Agreement in a form reasonably satisfactory to the Agent.


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         2. AMENDMENT TO LOAN INSTRUMENTS. The Loan Agreement and other Loan
Instruments are amended as follows:

                  2.1 EXHIBITS TO LOAN INSTRUMENTS. Upon the consummation of the Nineteenth Amendment Acquisition (i) Borrowers shall deliver to Agent amendments to the Exhibits attached to each Loan Instrument (the "Exhibit Amendments") which require modification due to the Nineteenth Amendment Acquisition and (ii) the Exhibit Amendments applicable to the Nineteenth Amendment Acquisition shall be deemed to be part of the applicable Loan Instrument.

                  2.2 USE AGREEMENT. Upon the consummation of the Nineteenth Amendment Acquisition, Borrowers shall deliver to Agent a Use Agreement, in a form substantially similar to the Amended and Restated Use Agreement, reflecting the use by CBC of the FCC Licenses acquired in the Nineteenth Amendment Acquisition.

         3. CONDITIONS TO EFFECTIVENESS. This Nineteenth Amendment shall not become effective with respect to the Nineteenth Amendment Acquisition unless and until all of the conditions set forth in Section 4.3 of the Loan Agreement are satisfied with respect to the Nineteenth Amendment Acquisition in a manner satisfactory to Agent.

         4. CONSENT. The Nineteenth Amendment Acquisition provides that the parties thereto will consummate the transactions contemplated thereby upon initial orders issued by the FCC, without the need for such orders to become "final." Agent and Lenders hereby consent to the consummation by Borrowers of the Nineteenth Amendment Acquisition notwithstanding that the applicable FCC orders are not "final" as of the date hereof.

         5. FEES AND EXPENSES. Borrowers hereby agree to reimburse Lenders for all reasonable fees and expenses incurred in connection with the consummation of the transactions contemplated by this Nineteenth Amendment.

         6. REPRESENTATIONS AND WARRANTIES. In order to induce Lenders to execute this Nineteenth Amendment, each Obligor represents and warrants to Lenders that the representations and warranties made by each such Person in each of the Loan Instruments to which such Person is a party, as such Loan Instruments have been amended, are true and correct in all material respects as of the date hereof, except to the extent such representations and warranties by their nature relate to an earlier date.

         7. CONFIRMATION OF EFFECTIVENESS. Guarantor hereby consents to the execution of this Nineteenth Amendment. Each Obligor hereby agrees that each Loan Instrument executed by such Person remains in full force and effect in accordance with the original terms thereof as amended.

         8. COUNTERPARTS. This Nineteenth Amendment may be executed in one or more counterparts, each of which counterparts shall be deemed to be an original, but all such counterparts when taken together shall constitute one and the same instrument.


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         IN WITNESS WHEREOF, this amendment has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.


                                CITADEL BROADCASTING COMPANY,
                                CITADEL LICENSE, INC. and
                                CITADEL COMMUNICATIONS CORPORATION,
                                each a Nevada corporation

                                By: /s/ Lawrence R. Wilson
                                   ------------------------------------------
                                Name: Lawrence R. Wilson
                                     ----------------------------------------
                                Title: CEO of CBC, CLI and CCC
                                      ---------------------------------------


                                FINOVA CAPITAL CORPORATION,
                                a Delaware corporation,
                                individually and as Agent


                                By: /s/ Andrew J. Pluta
                                   ------------------------------------------
                                Name: Andrew J. Pluta
                                     ----------------------------------------
                                Title: Vice President
                                      ---------------------------------------


                                BANKBOSTON, N.A.

                                By: /s/ Robert F. Milordi
                                   ------------------------------------------
                                Name: Robert F. Milordi
                                     ----------------------------------------
                                Title: Managing Director
                                      ---------------------------------------


                                BANK OF AMERICA, N.A.

                                By:
                                   ------------------------------------------
                                Name:
                                     ----------------------------------------
                                Title:
                                      ---------------------------------------


                                THE BANK OF NEW YORK

                                By: /s/ Geoffrey C. Brooks
                                   ------------------------------------------
                                Name: Geoffrey C. Brooks
                                     ----------------------------------------
                                Title: Vice President
                                      ---------------------------------------


(Signatures continued on next page)


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                                UNION BANK OF CALIFORNIA, N.A.


                                By: /s/ Lena M. Bryant
                                   ------------------------------------------
                                Name: Lena M. Bryant
                                     ----------------------------------------
                                Title: Vice President
                                      ---------------------------------------


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